Exhibit (4)(u)
                                          Eighth Amendment and Waiver to A&R DIP


               EIGHTH AMENDMENT AND WAIVER, dated as of November [27], 2001 (this "AMENDMENT AND WAIVER"), to the Amended and Restated Debtor in Possession Credit Agreement, initially dated as of June 11, 2000, amended and restated as of July 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among SAFETY-KLEEN SERVICES, INC., a Delaware corporation (the "BORROWER"), the financial institutions or entities from time to time parties to this Agreement (the "LENDERS"), THE TORONTO-DOMINION BANK, HOUSTON AGENCY, as letter of credit issuing bank (the "ISSUING LENDER"), TORONTO DOMINION (TEXAS), INC., as administrative agent (the "GENERAL ADMINISTRATIVE AGENT"), and THE CIT GROUP/BUSINESS CREDIT, INC. ("CIT"), as collateral agent and underwriter (the "COLLATERAL AGENt"; collectively with the General Administrative Agent, the "UNDERWRITERS").


                              W I T N E S S E T H:
                              - - - - - - - - - -

               WHEREAS, the Borrower has requested that the General Administrative Agent and the Lenders agree to amend certain provisions and waive certain provisions of the Credit Agreement upon the terms and subject to the conditions set forth herein; and

               WHEREAS, the General Administrative Agent and the Lenders have agreed to such amendments and waivers only upon the terms and subject to the conditions set forth herein.

               NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Credit Agreement, the parties hereto hereby agree as follows:

               1. DEFINED TERMS. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

               2. AMENDMENT OF SECTION 3.1. Section 3.1(iii) of the Credit Agreement is hereby amended by replacing the phrase "up to $30,000,000 of Letters of Credit shall be available" with the phrase "up to $31,000,000 of Letters of Credit shall be available".

               3. WAIVER. The General Administrative Agent and the Required Lenders hereby waive until January 31, 2002 (i) compliance with all provisions of Sections 7.1, 7.2(d) and 7.11 of the Credit Agreement pertaining to the Borrower and (ii) any Default or Event of Default that occurred by virtue of the Borrower's failure to satisfy the requirements of Sections 7.1, 7.2(d) and 7.11 as such Sections were in effect prior to this Amendment and Waiver.

               4. REPRESENTATIONS AND WARRANTIES. After giving effect to this Amendment and Waiver, the Borrower hereby represents and warrants that all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default has occurred and is continuing.


093110-0154-08480-NY03.2132006.2

               5. EXPENSES. The Borrower agrees to pay and reimburse the General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the negotiation, preparation, execution, and delivery of this Amendment and Waiver, including the reasonable fees and expenses of counsel.

               6. EFFECTIVENESS. This Amendment and Waiver shall become effective on the date upon which the General Administrative Agent shall have received counterparts hereof duly executed by the Borrower and the Required Lenders.

               7. CONTINUING EFFECTS. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms.

               8. COUNTERPARTS. This Amendment and Waiver may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment and Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

               9. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                      [Balance of Page Intentionally Blank]























093110-0154-08480-NY03.2132006.2

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                           SAFETY-KLEEN SERVICES, INC.


                                           By:  ----------------------------
                                                Name:
                                                Title:










































                  Signature Page to Eighth Amendment and Waiver

093110-0154-08480-NY03.2132006.2

                                           TORONTO DOMINION (TEXAS), INC.,
                                             as General Administrative Agent,
                                             Underwriter and Lender


                                           By:  ------------------------------
                                                Name:
                                                Title:



                                           THE TORONTO-DOMINION BANK,
                                           HOUSTON AGENCY
                                                as Issuing Lender


                                           By:  ------------------------------
                                                Name:
                                                Title:












































                  Signature Page to Eighth Amendment and Waiver

093110-0154-08480-NY03.2132006.2

                                           THE CIT GROUP/BUSINESS CREDIT, INC.,
                                           as Collateral Agent, Underwriter and
                                           Lender


                                           By:  ------------------------------
                                                Name:
                                                Title:










































                  Signature Page to Eighth Amendment and Waiver

093110-0154-08480-NY03.2132006.2

                                           GSCP Recovery, Inc.


                                           By:  ------------------------------
                                                Name:
                                                Title:










































                  Signature Page to Eighth Amendment and Waiver

093110-0154-08480-NY03.2132006.2

                                        GSC Recovery II, L.P.


                                        By:  GSC Recovery II GP, L.P.,
                                              its general partner


                                             By: GSC RII, LLC,
                                                  its general partner


                                                  By:  GSCP (NJ) Holdings, L.P.,
                                                        its sole member


                                                       By: GSCP (NJ), Inc.,
                                                            its general partner


                                        By:  ------------------------------
                                             Name:
                                             Title:










































                  Signature Page to Eighth Amendment and Waiver

093110-0154-08480-NY03.2132006.2

                                           BANK ONE, NA


                                           By:  ------------------------------
                                                Name:
                                                Title:










































                  Signature Page to Eighth Amendment and Waiver

093110-0154-08480-NY03.2132006.2

                                           GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                           By:  ------------------------------
                                                Name:
                                                Title:










































                  Signature Page to Eighth Amendment and Waiver

093110-0154-08480-NY03.2132006.2

                                           SENIOR DEBT PORTFOLIO
                                           By Boston Management and Research, as
                                           Advisor


                                           By:  ------------------------------
                                                Name:
                                                Title:










































                  Signature Page to Eighth Amendment and Waiver

093110-0154-08480-NY03.2132006.2